UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 14, 2007

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1305 West Auto Drive, Tempe, Arizona		85284
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2007, Insight Enterprises, Inc. ("Insight" or the "Company") received, as expected, an Additional Staff Determination providing notice of non-compliance from the Staff of The Nasdaq Stock Market, pursuant to Nasdaq Marketplace Rule 4310(c)(14), due to the delay in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007. The Additional Staff Determination serves as an additional basis for delisting Insight's common stock from The Nasdaq Global Select Market. As previously announced, Insight has received notices of non-compliance in relation to the delay in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as a result of the ongoing review of the Company's historical stock option practices.

The current Staff Determination from Nasdaq requests that Insight present its views with respect to the additional deficiency to the Nasdaq Listing and Hearing Review Council (the "Listing Council") on or before May 21, 2007.

As previously disclosed, on March 12, 2007, the Listing Council informed the Company that it had decided to call the January 26, 2007 decision of the Listing Qualifications Panel (the "Panel") for review and had also stayed any future action by the Panel to delist the Company's common stock pending further review by the Listing Council. The Company's common stock will remain listed on The Nasdaq Global Select Market until the Listing Council's review has been completed. The Company has until June 1, 2007 to submit any additional information that it wishes the Listing Council to consider in its review.

On May 18, 2007, Insight issued a related press release announcing its receipt of the Nasdaq Staff Determination. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Press Release, dated May 18, 2007, issued by Insight Enterprises, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

May 18, 2007	By:	Stanley Laybourne

Name: Stanley Laybourne
Title: Chief Financial Officer, Secretary and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 18, 2007, issued by Insight Enterprises, Inc.